DISCOVER FINANCIAL SERVICES								Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
EARNINGS SUMMARY
Interest Income	$2,084	$2,061	$2,008	$1,947	$1,929	$155	8%
Interest Expense	334	329	323	311	300	34	11%
Net Interest Income	1,750	1,732	1,685	1,636	1,629	121	7%
Discount/Interchange Revenue	565	635	614	612	536	29	5%
Rewards Cost	292	372	326	314	268	24	9%
Discount and Interchange Revenue, net	273	263	288	298	268	5	2%
Protection Products Revenue	61	60	62	68	71	(10)	(14%)
Loan Fee Income	80	87	87	80	81	(1)	(1%)
Transaction Processing Revenue	36	38	39	40	42	(6)	(14%)
Other Income	24	25	27	53	80	(56)	(70%)
Total Other Income	474	473	503	539	542	(68)	(13%)

Revenue Net of Interest Expense	2,224	2,205	2,188	2,175	2,171	53	2%

Provision for Loan Losses	424	484	332	306	390	34	9%

Employee Compensation and Benefits	345	333	337	326	331	14	4%
Marketing and Business Development	162	196	168	199	182	(20)	(11%)
Information Processing & Communications	88	87	84	90	88	—	—%
Professional Fees	160	170	160	153	127	33	26%
Premises and Equipment	24	24	24	23	24	—	—%
Other Expense	107	123	109	136	121	(14)	(12%)
Total Other Expense	886	933	882	927	873	13	1%

Income Before Income Taxes	914	788	974	942	908	6	1%
Tax Expense	339	288	362	343	322	17	5%
Net Income	$575	$500	$612	$599	$586	($11)	(2%)

Net Income Allocated to Common Stockholders	$562	$488	$599	$586	$573	($11)	(2%)

Effective Tax Rate	37.1%	36.5%	37.2%	36.4%	35.5%

Net Interest Margin	9.94%	9.75%	9.62%	9.63%	9.69%	25	bps
Operating Efficiency	39.8%	42.3%	40.3%	42.6%	40.2%	(40)	bps
ROE	21%	18%	22%	21%	21%

Ending Common Shares Outstanding	414	422	430	437	445	(31)	(7%)
Weighted Average Common Shares Outstanding	417	426	433	441	448	(31)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	417	426	434	442	448	(31)	(7%)

PER SHARE STATISTICS
Basic EPS	$1.35	$1.15	$1.38	$1.33	$1.28	$0.07	5%
Diluted EPS	$1.35	$1.14	$1.38	$1.33	$1.28	$0.07	5%
Common Stock Price (period end)	$50.92	$53.62	$51.99	$57.62	$56.35	($5.43)	(10%)
Book Value per share	$27.32	$26.74	$26.32	$25.75	$25.22	$2.10	8%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$882	$767	$950	$914	$881	$1	—%
Payment Services	32	21	24	28	27	5	19%
Total	$914	$788	$974	$942	$908	$6	1%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	486	546	519	512	456	30	7%
PULSE Network	841	905	972	989	1,024	(183)	(18%)
Total	1,327	1,451	1,491	1,501	1,480	(153)	(10%)

NETWORK VOLUME
PULSE Network	$34,680	$35,902	$36,267	$37,162	$40,814	($6,134)	(15%)
Network Partners	3,572	3,274	3,206	3,536	2,949	623	21%
Diners Club International [1]	6,738	6,760	6,560	6,773	6,474	264	4%
Total Payment Services	44,990	45,936	46,033	47,471	50,237	(5,247)	(10%)
Discover Network - Proprietary	28,576	32,910	31,408	31,084	27,324	1,252	5%
Total	$73,566	$78,846	$77,441	$78,555	$77,561	($3,995)	(5%)

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$16,101	$12,755	$13,650	$14,050	$14,701	$1,400	10%
Total Loan Receivables	70,320	72,385	70,078	69,028	67,648	2,672	4%
Allowance for Loan Losses	(1,921)	(1,869)	(1,743)	(1,735)	(1,776)	(145)	(8%)
Net Loan Receivables	68,399	70,516	68,335	67,293	65,872	2,527	4%
Premises and Equipment, net	706	693	684	688	678	28	4%
Goodwill and Intangible Assets, net	422	423	424	425	432	(10)	(2%)
Other Assets	2,465	2,412	2,378	2,317	2,364	101	4%
Total Assets	$88,093	$86,799	$85,471	$84,773	$84,047	$4,046	5%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$32,818	$30,866	$29,801	$29,498	$29,303	$3,515	12%
Brokered Deposits and Other Deposits	15,647	16,665	16,738	16,755	17,061	(1,414)	(8%)
Deposits	48,465	47,531	46,539	46,253	46,364	2,101	5%
Borrowings	24,752	24,650	23,726	24,168	23,022	1,730	8%
Accrued Expenses and Other Liabilities	3,560	3,343	3,903	3,089	3,450	110	3%
Total Liabilities	76,777	75,524	74,168	73,510	72,836	3,941	5%
Total Equity	11,316	11,275	11,303	11,263	11,211	105	1%
Total Liabilities and Stockholders' Equity	$88,093	$86,799	$85,471	$84,773	$84,047	$4,046	5%

LIQUIDITY
Liquidity Portfolio	$14,556	$12,077	$12,354	$12,781	$14,162	$394	3%
Undrawn Credit Facilities [1]	30,077	30,682	31,008	25,029	24,340	5,737	24%
Total Liquidity	$44,633	$42,759	$43,362	$37,810	$38,502	$6,131	16%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
BALANCE SHEET STATISTICS
Total Common Equity	$10,756	$10,715	$10,743	$10,703	$10,651	$105	1%
Total Common Equity/Total Assets	12.2%	12.3%	12.6%	12.6%	12.7%
Total Common Equity/Net Loans	15.7%	15.2%	15.7%	15.9%	16.2%

Tangible Assets	$87,671	$86,376	$85,047	$84,348	$83,615	$4,056	5%
Tangible Common Equity [1]	$10,334	$10,292	$10,319	$10,278	$10,219	$115	1%
Tangible Common Equity/Tangible Assets [1]	11.8%	11.9%	12.1%	12.2%	12.2%
Tangible Common Equity/Net Loans [1]	15.1%	14.6%	15.1%	15.3%	15.5%
Tangible Common Equity per share [1]	$24.95	$24.41	$24.02	$23.50	$22.99	$1.96	9%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	16.8%	16.5%	17.1%	17.2%	17.6%
Tier 1 Risk Based Capital Ratio	15.0%	14.7%	15.2%	15.3%	15.6%
Tier 1 Leverage Ratio	12.8%	12.9%	13.1%	13.2%	13.3%
Common Equity Tier 1 Capital Ratio	14.3%	13.9%	14.4%	14.5%	14.8%
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [2]	14.2%	13.9%	14.3%	14.4%	14.7%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [3]	3.8	3.9	4.0	4.0	4.1

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in Common Equity Tier 1 Capital, a non-GAAP measure. The Company believes that the Common Equity Tier 1 Capital Ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of Common Equity Tier 1 Capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[3] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
AVERAGE BALANCES
Assets
Cash and Investment Securities	$13,452	$12,881	$12,609	$13,219	$12,148	$1,304	11%
Restricted Cash	801	529	703	686	605	196	32%
Credit Card Loans	56,124	56,050	55,281	53,987	54,038	2,086	4%
Private Student Loans	8,967	8,732	8,580	8,597	8,721	246	3%
Personal Loans	5,503	5,488	5,307	5,131	5,047	456	9%
Other Loans	243	233	294	385	342	(99)	(29%)
Total Loans	70,837	70,503	69,462	68,100	68,148	2,689	4%
Total Interest Earning Assets	85,090	83,913	82,774	82,005	80,901	4,189	5%
Allowance for Loan Losses	(1,866)	(1,794)	(1,776)	(1,807)	(1,753)	(113)	(6%)
Other Assets	4,453	4,357	4,333	4,331	4,309	144	3%
Total Assets	$87,677	$86,476	$85,331	$84,529	$83,457	$4,220	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$31,529	$30,126	$29,477	$29,194	$28,891	$2,638	9%
Brokered Deposits and Other Deposits	15,982	16,504	16,857	16,840	17,034	(1,052)	(6%)
Total Interest-bearing Deposits	47,511	46,630	46,334	46,034	45,925	1,586	3%
Short-term Borrowings	2	—	60	153	126	(124)	(98%)
Securitized Borrowings	16,950	16,628	16,449	17,319	17,188	(238)	(1%)
Other Long-term Borrowings	7,934	7,900	7,401	5,989	5,272	2,662	50%
Total Interest-bearing Liabilities	72,397	71,158	70,244	69,495	68,511	3,886	6%
Other Liabilities & Stockholders' Equity	15,280	15,318	15,087	15,034	14,946	334	2%
Total Liabilities and Stockholders' Equity	$87,677	$86,476	$85,331	$84,529	$83,457	$4,220	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.72%	0.61%	0.55%	0.59%	0.62%	10	bps
Restricted Cash	0.40%	0.16%	0.15%	0.13%	0.11%	29	bps
Credit Card Loans	12.42%	12.20%	12.03%	12.04%	12.05%	37	bps
Private Student Loans	7.02%	6.88%	6.88%	6.91%	6.95%	7	bps
Personal Loans	12.20%	11.79%	12.08%	12.12%	12.19%	1	bps
Other Loans	5.18%	4.88%	4.44%	4.62%	4.23%	95	bps
Total Loans	11.69%	11.49%	11.37%	11.35%	11.37%	32	bps
Total Interest Earning Assets	9.85%	9.75%	9.62%	9.52%	9.67%	18	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.22%	1.21%	1.23%	1.23%	1.25%	(3)	bps
Brokered Deposits and Other Deposits	1.68%	1.60%	1.55%	1.55%	1.51%	17	bps
Total Interest-bearing Deposits	1.37%	1.35%	1.35%	1.35%	1.35%	2	bps
Short-term Borrowings	0.64%	—%	1.49%	1.37%	1.43%	(79)	bps
Securitized Borrowings	2.04%	1.99%	1.98%	1.92%	1.90%	14	bps
Other Long-term Borrowings	4.38%	4.33%	4.44%	4.93%	5.14%	(76)	bps
Total Interest-bearing Liabilities	1.86%	1.83%	1.82%	1.80%	1.78%	8	bps

Net Interest Margin	9.94%	9.75%	9.62%	9.63%	9.69%	25	bps
Net Yield on Interest-earning Assets	8.27%	8.19%	8.08%	8.00%	8.17%	10	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$70,320	$72,385	$70,078	$69,028	$67,648	$2,672	4%
Average Loans [1,2]	$70,837	$70,503	$69,462	$68,100	$68,148	$2,689	4%

Interest Yield	11.69%	11.49%	11.37%	11.35%	11.37%	32	bps
Gross Principal Charge-off Rate	2.80%	2.65%	2.51%	2.76%	2.82%	(2)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.92%	2.78%	2.64%	2.91%	2.98%	(6)	bps
Net Principal Charge-off Rate	2.11%	2.02%	1.85%	2.05%	2.14%	(3)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.21%	2.11%	1.94%	2.16%	2.26%	(5)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.64%	1.67%	1.60%	1.49%	1.57%	7	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.79%	0.76%	0.72%	0.69%	0.78%	1	bps
Gross Principal Charge-off Dollars	$493	$472	$440	$469	$474	$19	4%
Net Principal Charge-off Dollars	$372	$358	$324	$347	$360	$12	3%
Net Interest and Fee Charge-off Dollars	$86	$86	$81	$87	$95	($9)	(9%)
Loans Delinquent Over 30 Days [3]	$1,105	$1,153	$1,070	$980	$1,006	$99	10%
Loans Delinquent Over 90 Days [3]	$531	$530	$481	$450	$500	$31	6%

Allowance for Loan Loss (period end)	$1,921	$1,869	$1,743	$1,735	$1,776	$145	8%
Change in Loan Loss Reserves	$52	$126	$8	($41)	$30	$22	73%
Reserve Rate	2.73%	2.58%	2.49%	2.51%	2.63%	10	bps
Reserve Rate Excluding PCI Loans [3]	2.80%	2.65%	2.57%	2.60%	2.72%	8	bps

CREDIT CARD LOANS
Ending Loans	$55,620	$57,896	$55,655	$54,949	$53,499	$2,121	4%
Average Loans	$56,124	$56,050	$55,281	$53,987	$54,038	$2,086	4%

Interest Yield	12.42%	12.20%	12.03%	12.04%	12.05%	37	bps
Gross Principal Charge-off Rate	3.15%	2.94%	2.83%	3.14%	3.21%	(6)	bps
Net Principal Charge-off Rate	2.34%	2.18%	2.04%	2.28%	2.40%	(6)	bps
Delinquency Rate (over 30 days)	1.68%	1.72%	1.65%	1.55%	1.64%	4	bps
Delinquency Rate (over 90 days)	0.86%	0.85%	0.78%	0.75%	0.86%	—	bps
Gross Principal Charge-off Dollars	$439	$415	$394	$423	$428	$11	3%
Net Principal Charge-off Dollars	$326	$309	$285	$307	$319	$7	2%
Loans Delinquent Over 30 Days	$934	$995	$919	$850	$879	$55	6%
Loans Delinquent Over 90 Days	$480	$490	$437	$414	$458	$22	5%

Allowance for Loan Loss (period end)	$1,590	$1,554	$1,459	$1,441	$1,492	$98	7%
Change in Loan Loss Reserves	$36	$95	$18	($51)	$18	$18	100%
Reserve Rate	2.86%	2.68%	2.62%	2.62%	2.79%	7	bps

Total Discover Card Volume	$30,004	$33,830	$32,971	$32,299	$28,725	$1,279	4%
Discover Card Sales Volume	$27,552	$31,672	$30,374	$30,017	$26,379	$1,173	4%
Rewards Rate	1.06%	1.18%	1.07%	1.05%	1.02%	4	bps
[1] Total Loans includes mortgages and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
PRIVATE STUDENT LOANS
Ending Loans	$8,914	$8,763	$8,769	$8,520	$8,696	$218	3%
Ending PCI Loans [1]	$2,965	$3,116	$3,249	$3,381	$3,519	($554)	(16%)

Interest Yield	7.02%	6.88%	6.88%	6.91%	6.95%	7	bps
Net Principal Charge-off Rate	0.56%	0.82%	0.57%	0.61%	0.61%	(5)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	0.85%	1.30%	0.94%	1.02%	1.03%	(18)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.92%	1.91%	1.88%	1.78%	1.66%	26	bps

Reserve Rate	1.65%	1.63%	1.48%	1.68%	1.63%	2	bps
Reserve Rate excluding PCI Loans [2]	1.86%	1.88%	1.84%	2.23%	2.18%	(32)	bps

PERSONAL LOANS
Ending Loans	$5,534	$5,490	$5,425	$5,183	$5,065	$469	9%

Interest Yield	12.20%	11.79%	12.08%	12.12%	12.19%	1	bps
Net Principal Charge-off Rate	2.45%	2.28%	1.99%	2.10%	2.22%	23	bps
Delinquency Rate (over 30 days)	0.97%	0.89%	0.80%	0.71%	0.76%	21	bps

Reserve Rate	2.99%	2.82%	2.49%	2.54%	2.43%	56	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Mar 31, 2016 vs. Mar 31, 2015
DIRECT BANKING
Interest Income	$2,084	$2,061	$2,008	$1,947	$1,929	$155	8%
Interest Expense	334	329	323	311	300	34	11%
Net Interest Income	1,750	1,732	1,685	1,636	1,629	121	7%
Other Income	406	408	435	468	468	(62)	(13%)
Revenue Net of Interest Expense	2,156	2,140	2,120	2,104	2,097	59	3%
Provision for Loan Losses	423	486	332	306	388	35	9%
Total Other Expense	851	887	838	884	828	23	3%
Income Before Income Taxes	$882	$767	$950	$914	$881	$1	—%

Net Interest Margin	9.94%	9.75%	9.63%	9.63%	9.70%	24	bps
Pretax Return on Loan Receivables	5.01%	4.32%	5.43%	5.38%	5.24%	(23)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Other Income	68	65	68	71	74	(6)	(8%)
Revenue Net of Interest Expense	68	65	68	71	74	(6)	(8%)
Provision for Loan Losses	1	(2)	—	—	2	(1)	(50%)
Total Other Expense	35	46	44	43	45	(10)	(22%)
Income Before Income Taxes	$32	$21	$24	$28	$27	$5	19%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided

Discover card sales volume represents Discover card activity related to net sales

Discover card volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network proprietary volume represents gross proprietary sales volume on the Discover Network

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, to be considered "well-capitalized," total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 10%, 8%, 5%, and 6.5% respectively must be maintained. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
GAAP Total Common Equity	$10,756	$10,715	$10,743	$10,703	$10,651
Less: Goodwill	(255)	(255)	(255)	(255)	(257)
Less: Intangibles	(167)	(168)	(169)	(170)	(175)
Tangible Common Equity [1]	$10,334	$10,292	$10,319	$10,278	$10,219

Common Equity Tier 1 Capital (Basel III Transition)	$10,593	$10,566	$10,612	$10,552	$10,497
Adjustments Related To Capital Components During Transition [2]	(54)	(82)	(82)	(83)	(87)
Common Equity Tier 1 Capital (Basel III Fully Phased-in)	$10,539	$10,484	$10,530	$10,469	$10,410

Risk Weighted Assets (Basel III Transition)	$74,205	$75,787	$73,526	$72,658	$70,868
Risk Weighted Assets (Basel III Fully Phased-in) [3]	$74,137	$75,685	$73,423	$72,555	$70,762

Common Equity Tier 1 Capital Ratio (Basel III Transition)	14.3%	13.9%	14.4%	14.5%	14.8%
Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) [4]	14.2%	13.9%	14.3%	14.4%	14.7%

GAAP Book Value Per Share	$27.32	$26.74	$26.32	$25.75	$25.22
Less: Goodwill	(0.62)	(0.60)	(0.60)	(0.58)	(0.58)
Less: Intangibles	(0.40)	(0.40)	(0.40)	(0.39)	(0.39)
Less: Preferred Stock	(1.35)	(1.33)	(1.30)	(1.28)	(1.26)
Tangible Common Equity Per Share	$24.95	$24.41	$24.02	$23.50	$22.99

1 Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

2 Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

3 Key differences under fully phased-in Basel III rules in the calculation of risk weighted assets include higher risk weighting for past due loans and unfunded commitments

4 Common Equity Tier 1 Capital Ratio (Basel III Fully Phased-in) is calculated using Common Equity Tier 1 Capital (Basel III Fully Phased-in), a non-GAAP measure, divided by Risk Weighted Assets (Basel III Fully Phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms